UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 12, 2010

KENTUCKY FIRST FEDERAL BANCORP

(Exact Name of Registrant as Specified in its Charter)

United States	0-51176	61-1484858
(State or Other Jurisdiction of Incorporation or Organization	(Commission File Number	(I.R.S. Employer Identification No.)

479 Main Street, Hazard, Kentucky	41702
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (502) 223-1638

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)           Effective October 12, 2010, Article III Section 2 of the Bylaws of Kentucky First Federal Bancorp were amended to decrease the number of directors comprising its Board of Directors from seven to six.

For more information, reference is made to the text of the amendment, a copy of which is attached as Exhibit 3.2 and incorporated herein by reference.

Item 8.01  Other Events

On October 9, 2010, Director William D. Gorman passed away.  Director Gorman had been nominated for re-election at the Company’s annual meeting to be held November 11, 2010.  In light of Director Gorman’s death, the Board of Directors met on October 12, 2010 and determined to amend the Bylaws of the Company to reduce the number of board seats from seven to six.

Item 9.01.  Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	The following exhibit is furnished herewith:

3.2           Amendment to Bylaws of Kentucky First Federal Bancorp

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENTUCKY FIRST FEDERAL BANCORP

Date: October 15, 2010	By:	/s/ Don D. Jennings
Don D. Jennings
President and Chief Operating Officer